UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
——————
FORM 8-K
——————
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
——————
Date of report (Date of earliest event reported): June 26, 2017

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
——————

NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
——————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of Employers Holdings, Inc. (the “Company”) reviews the employment agreements with the Company's executives to ensure that they continue to comply with applicable law, and otherwise accomplish their intended purposes.
The Company is a party to employment agreements (the “Existing Employment Agreements”) with, among others, Tracey Berg, the Company’s Executive Vice President, Chief Information Officer, Stephen V. Festa, the Company’s Executive Vice President, Chief Operating Officer; John P. Nelson, the Company's Executive Vice President, Chief Administrative Officer; and Lenard T. Ormsby, the Company's Executive Vice President, Chief Legal Officer and General Counsel (each, an “Executive” and collectively, the “Executives”). The Existing Employment Agreements, each effective as of January 1, 2012, except for Mr. Festa’s, which was effective as of August 25, 2013, and Ms. Berg’s, which was effective as of January 31, 2017, provide that the agreements’ respective terms would automatically expire on December 31, 2017, unless the Company gave written notice to the applicable Executive of its intent to renew the agreement for an additional two-year term, no later than six months prior to the expiration of the Existing Employment Agreement's current term for all agreements other than Ms. Berg’s, and three months prior to the expiration of the Existing Employment Agreement’s current term for Ms. Berg.
In this regard, on June 26, 2017, the Existing Employment Agreements were amended and restated, effective as of January 1, 2018. These Amended and Restated Employment Agreements are substantially similar to the Existing Employment Agreements, except that certain restrictive covenants were amended to comply with recently enacted legislation and federal agency requirements relating to employees’ whistleblower rights and related issues, and with recent changes in Nevada law regarding the scope of the noncompetition provisions. The Committee had earlier agreed to notify the Executives that their respective agreements would be amended and restated and, as so amended and restated, would be extended for an additional two-year term (expiring on December 31, 2019).
A copy of each of the Amended and Restated Employment Agreements is attached as an exhibit hereto and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

10.1	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Tracey Berg, dated June 26, 2017, and effective as of January 1, 2018.

10.2	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Stephen V. Festa, dated June 26, 2017, and effective as of January 1, 2018.

10.3	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and John P. Nelson, dated June 26, 2017, and effective as of January 1, 2018.

10.4	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Lenard T. Ormsby, dated June 26, 2017, and effective as of January 1, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	June 30, 2017	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel

Exhibit Index

Exhibit No.	Exhibit
10.1	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Tracey Berg, dated June 26, 2017, and effective as of January 1, 2018.
10.2	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Stephen V. Festa, dated June 26, 2017, and effective as of January 1, 2018.
10.3	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and John P. Nelson, dated June 26, 2017, and effective as of January 1, 2018.
10.4	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Lenard T. Ormsby, dated June 26, 2017, and effective as of January 1, 2018.